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                                                                      Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT

NAME OF ENTITY
(AND OTHER NAMES, IF ANY,
UNDER WHICH SUCH                                                                     JURISDICTION
ENTITY DOES BUSINESS)                                                               OF ORGANIZATION
--------------------                                                                ---------------

Capital Division Incorporated                                                           Maryland
Real Estate Protection Mutual Limited                                                   Bermuda
SC Capital Incorporated                                                                 Nevada
SC Group Incorporated                                                                   Texas
SC Realty Incorporated                                                                  Nevada
SC Realty Shares Limited                                                                Bermuda
SC Transaction Corporation                                                              Maryland
Security Capital Assisted Living Incorporated                                           Delaware
Security Capital BVI Holdings Incorporated                                              Maryland
Security Capital European Incorporated                                                  Delaware
Security Capital Financial Services Group Incorporated                                  Delaware
Security Capital Financial Holdings, LLC                                                California
SC Research & Management Incorporated                                                   Delaware
Security Capital Holdings II Incorporated                                               Delaware
Security Capital Holdings III Incorporated                                              Delaware
Security Capital Investment Research Incorporated                                       Delaware
Security Capital Lodging Incorporated                                                   Delaware
Security Capital Manufactured Housing Incorporated                                      Delaware
Security Capital Operations Incorporated                                                Maryland
Security Capital Parking Incorporated                                                   Delaware
Security Capital Real Estate Mutual Funds Incorporated                                  Maryland
Security Capital Real Estate Research Group Incorporated                                Maryland
Security Capital Office Business Trust                                                  Maryland
Security Capital Shopping Mall Business Trust                                           Maryland
Security Capital Warehouse Distribution Business Trust                                  Maryland

ProLogis Trust                                                                          Maryland
Regency Centers Corporation                                                             Florida
Security Capital Preferred Growth Incorporated                                          Maryland
Storage USA, Inc.                                                                       Tennessee

BelmontCorp                                                                             Maryland
InterPark Holdings, Inc.                                                                Maryland

Security Capital European Realty                                                        Luxembourg
Security Capital European Realty Management Holdings S.A.                               Luxembourg
Access Self Storage Holdings S.A.                                                       Luxembourg
Akeler Holdings S.A.                                                                    Luxembourg
Bernheim-Comofi S.A.                                                                    Belgium
Interparking S.A.                                                                       Belgium
CWE Property Holdings S.A.                                                              Luxembourg
London and Henley Holdings S.A.                                                         Luxembourg
Millers Storage Holdings S.A.                                                           Luxembourg

B.C. Holdings S.A.                                                                      Luxembourg
SC-ER Special Opportunity Holdings S.A.                                                 Luxembourg
Security Capital (EU) Management Holdings S.A.                                          Luxembourg
Security Capital European Realty Management Limited                                     United Kingdom
Security Capital European Services S.A.                                                 Luxembourg
Security Capital (UK) Management Limited                                                United Kingdom
Security Capital U.S. Realty Management Holdings S.A.                                   Luxembourg
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